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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2000 relating to the financial statements of OnDisplay, Inc., which appears in OnDisplay, Inc.'s Report on Form 8-K dated February 18, 2000.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, CA
March 17, 2000